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                                  EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
CNET, Inc.



         We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.


San Francisco, California

July 14, 1999